UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                       __________________________________


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): November 18, 2002

                         Commission File Number: 0-23832

                             PSS WORLD MEDICAL, INC.
             (Exact name of registrant as specified in its charter)

    Florida                           0-23832                   59-2280364
    -------                           -------                   ----------
(State or other                     (Commission                (IRS Employer
jurisdiction of                     File Number)             Identification No.)
incorporation)

                  4345 Southpoint Boulevard
                  Jacksonville, Florida                     32216
                  ----------------------------------------------------
                  (Address of principal executive offices)  (Zip Code)

                                 (904) 332-3000
                                 --------------
              (Registrant's telephone number, including area code)



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Item 2. Acquisition or Disposition of Assets.

     On November 18, 2002, PSS World Medical, Inc. (the "Seller") completed the sale of its wholly-owned subsidiary, Diagnostic Imaging, Inc. (the "Company") to Imaging Acquisition Corporation (the "Buyer"), a wholly-owned subsidiary of Platinum Equity, LLC, a private equity firm unaffiliated with the Seller ("Platinum"). The sale was completed pursuant to a Stock Purchase Agreement, dated as of October 28, 2002, among the Seller, the Buyer and Platinum (the "Stock Purchase Agreement"), a copy of which was attached as Exhibit 10.1 to the Seller's Current Report on Form 8-K filed on October 30, 2002. Immediately prior to the closing of the transaction, the parties entered into an Amendment of the Stock Purchase Agreement, a copy of which is attached as Exhibit 10.1a hereto.

     The purchase price for the transaction under the Stock Purchase Agreement was $45 million, of which $36,055,000 was received in cash at the closing. An additional $525,000 was held in escrow and will be released to the Seller upon the satisfaction of certain conditions. The purchase price is subject to further adjustment under the terms of the Stock Purchase Agreement, based on the subsequent determination of the Company's net asset value and net cash as of the closing date. In connection with the closing of the transaction, the Seller and the Company entered into a transitional services agreement, pursuant to which the Seller will provide certain services to the Company for a period not to exceed one year.

Item 7. Financial Statements and Exhibits.

(b) Pro forma financial information.

     The Seller will provide pro forma financial information regarding the transaction described in Item 2 above in a subsequent amendment to this Current Report on Form 8-K within 15 days after the closing date of the transaction.

(c) Exhibits.

Exhibit
Number      Description
------      -----------

10.1 Stock Purchase Agreement, dated as of October 28, 2002, among PSS World Medical, Inc., Imaging Acquisition Corporation and Platinum Equity, LLC (incorporated by reference to the Seller's Current Report on Form 8-K filed on October 30, 2002).

10.1a Amendment to Stock Purchase Agreement, dated as of November 18, 2002, among PSS World Medical, Inc., Diagnostic Imaging, Inc., Imaging Acquisition Corporation and Platinum Equity, LLC.

99.1        Press Release of PSS World Medical, Inc., dated November 19, 2002.


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                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: November 20, 2002

                                        PSS WORLD MEDICAL, INC.

                                        By: /s/ David M. Bronson
                                            ------------------------------
                                            Name:   David M. Bronson
                                            Title:  Senior Vice President and
                                                    Chief Financial Officer


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


                                  EXHIBIT INDEX

10.1 Stock Purchase Agreement, dated as of October 28, 2002, among PSS World Medical, Inc., Imaging Acquisition Corporation and Platinum Equity, LLC (incorporated by reference to the Seller's Current Report on Form 8-K filed on October 30, 2002).

10.1a Amendment to Stock Purchase Agreement, dated as of November 18, 2002, among PSS World Medical, Inc., Diagnostic Imaging, Inc., Imaging Acquisition Corporation and Platinum Equity, LLC.

99.1        Press Release of PSS World Medical, Inc., dated November 19, 2002.


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